Boston Scientific Acquisition of Axonics, Inc. January 8, 2024 Exhibit 99.2

2 Certain statements that we may make from time to time, including statements contained in this presentation and information incorporated by reference herein, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact of the transaction and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this presentation. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. Factors that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by extreme weather or other climate change-related events; labor shortages and increases in labor costs; new product introductions; expected procedural volumes; demographic trends; the closing and integration of acquisitions, including our ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Axonics' operations; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; intellectual property rights; litigation; financial market conditions; the execution and effect of our business strategy, including cost savings and growth initiatives; future business decisions made by us and our competitors; the conditions to the completion of the proposed transaction, including the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; and the closing of the proposed transaction may not occur or may be delayed. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which they may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this presentation. Safe harbor for forward-looking statements

Summary Boston Scientific has entered into a definitive agreement to acquire Axonics, Inc., a rapidly growing medical technology company that offers innovative devices to treat urinary and bowel dysfunction, in a transaction that values the company at $3.4B. The Axonics product portfolio, which is highly complementary to our Urology business, includes sacral neuromodulation (SNM) therapies for overactive bladder (OAB) and incontinence. We believe this transaction is strategic and financially compelling for Boston Scientific, delivering clinically differentiated solutions to physicians and their patients.

Transaction Overview

Strategic and financially compelling

Boston Scientific

Company Overview

- Founded in 2012[1], Axonics, Inc. is a medical technology company primarily focused on the development and commercialization of differentiated devices to treat urinary and bowel dysfunction
- Headquartered in Irvine, CA with ~800 employees; products available in more than 20 countries
- Launched first rechargeable SNM device for OAB in November 2019; treated ~100,000 incontinence patients globally in 2023
- Financial profile: 2023E[2] net revenue of ~$366M, growing ~34% over 2022 with attractive gross margins

Strategic Rationale

- Transaction expected to expand company's ability to offer clinically differentiated treatment options with well-established therapies in a high-growth adjacency
- Global reach and capabilities of Boston Scientific can help accelerate awareness and adoption of Axonics technologies
- Underpenetrated SNM opportunity in the U.S. estimated to be $800M in 2022 and expected to grow to $1.6B in the next 5 years[3]

Transaction Terms

- Agreement consists of a purchase price of $71 per share, reflecting an equity value of ~$3.7B and an enterprise value of ~$3.4B[4]
- Transaction expected to close in H1:24, subject to customary closing conditions
- Transaction anticipated to be immaterial to adjusted earnings per share in 2024 and accretive thereafter*
- Boston Scientific expects the transaction to have an immaterial impact to total company adjusted operating margin in first two years and achieve total company adjusted operating margin in year 3

*The impact to GAAP earnings per share is expected to be less accretive, or more dilutive, due to amortization expense and acquisition-related net charges.

Axonics Overview

Innovative devices to treat urinary and bowel dysfunction

Annual Revenue


~$366M
$274M
$180M
$112M
$14M
$1M
2018
2019
2020
2021
2022
2023[6]

Y/Y Growth			+62%	+52%	~+34%	

YTD 2023[6] Gross Margin: **~75%**

Technology

Sacral Neuromodulation (SNM)

SNM therapy uses an implant to deliver mild electrical pulses targeting the sacral nerve to restore communication between the brain and the bladder.


Axonics
SNM

Rechargeable and recharge-free offerings for overactive bladder and fecal incontinence

Stress Urinary Incontinence (SUI)

SUI is the unintentional passing of urine during activity or exertion, such as during coughing, laughing or exercise.


BULKAMID

In a retrospective study, SUI bulking hydrogel demonstrated clinical efficacy up to seven years post treatment[5]

Axonics technologies well-positioned in a large, underpenetrated incontinence market

Boston Scientific + Axonics Highlights ➢ Leaders in urology with broad and deep portfolio of industry leading technologies for treating urological conditions ➢ Ability to utilize capabilities and reach to accelerate growth ➢ Proven track record of expanding Urology portfolio for physicians and patients through internal innovation & strategic, tuck-in M&A ➢ Portfolio of differentiated incontinence solutions backed by clinical evidence ➢ History of meaningful innovation; launched the Axonics R20™ neurostimulator, its 4th generation rechargeable SNM device, in January 2023 ➢ Scaled commercial team with significant experience in urology field BSX + AXNX: Complementary portfolios expanding access to innovative technologies for physicians and patients

Appendix

Sources Slide 4 1 Founded in March 2012 under the name “American Restorative Medicine, Inc.” In August 2013, the Company’s name was changed to Axonics Modulation Technologies, Inc. and operations commenced in late 2013. 2 2023 guidance and reported YTD 2023 actuals: • Jan 8, 2024 Preliminary Net Revenue Results: https://ir.axonics.com/news-releases • November 2023 Investor Presentation: https://ir.axonics.com/static-files/26965f2c-c211-4e9d-a40e-3e6104a15731 • SEC Filing: https://ir.axonics.com/node/9781/html This presentation includes expected 2023 net revenue for Axonics, Inc., which is preliminary and unaudited. Axonics, Inc.’s financial closing procedures for full year 2023 are not yet complete and, as a result, actual net revenue for full year 2023 may change as a result of its financial closing procedures. 3 Expected market growth and size reflects Axonics internal estimates: https://ir.axonics.com/static-files/26965f2c-c211-4e9d-a40e-3e6104a15731 - Definitive Healthcare claims data 4 Equity value based on total fully diluted share count of approximately 51.7 million shares; Enterprise value is equal to Equity value minus net cash and short-term investments of approximately $0.3 billion as on September 30, 2023. *The impact to GAAP earnings per share is expected to be less accretive, or more dilutive, due to amortization expense and acquisition-related net charges. Slide 5 5 Brosche, Torsten et al. “Seven-year efficacy and safety outcomes of Bulkamid for the treatment of stress urinary incontinence.” Neurourology and Urodynamics. 2020 Jan. 6 2023 guidance and reported YTD 2023 actuals: • Jan 8, 2024 Preliminary Net Revenue Results: https://ir.axonics.com/news-releases • November 2023 Investor Presentation: https://ir.axonics.com/static-files/26965f2c-c211-4e9d-a40e-3e6104a15731 • SEC Filing: https://ir.axonics.com/node/9781/html This presentation includes expected 2023 net revenue for Axonics, Inc., which is preliminary and unaudited. Axonics, Inc.’s financial closing procedures for full year 2023 are not yet complete and, as a result, actual net revenue for full year 2023 may change as a result of its financial closing procedures.